                        ANNUAL REPORT OCTOBER 31, 1999

                                 OPPENHEIMER

                                 MIDCAP FUND

                                   [PHOTO]

                              [OPPENHEIMER LOGO]
                           THE RIGHT WAY TO INVEST

CONTENTS

1    President's Letter

3    An Interview
     with Your Fund's
     Manager

8    Fund Performance

14   FINANCIAL
     STATEMENTS

30   REPORT OF
     INDEPENDENT
     ACCOUNTANTS

31   Federal
     Income Tax
     Information

32   Officers and Trustees

33   OppenheimerFunds
     Family

REPORT HIGHLIGHTS

THROUGHOUT THE RECENT ONE-YEAR PERIOD, U.S. ECONOMIC GROWTH REMAINED ROBUST; however, fears of a slowdown and rising interest rates fueled widespread economic uncertainty.

THE TECHNOLOGY AND SPECIALTY RETAILING SECTORS CONTRIBUTED MOST to the Fund's performance.

WE SOLD POSITIONS IN HEALTHCARE, FINANCIAL SERVICES AND OTHER SECTORS that failed to maintain our standard for high rates of revenue growth.


AVERAGE ANNUAL
TOTAL RETURNS
For the 1-Year Period
Ended 10/31/99*

CLASS A
Without         With
Sales Chg.      Sales Chg.
----------------------------
83.79%          73.22%

CLASS B
Without         With
Sales Chg.      Sales Chg.
----------------------------
82.40%          77.40%

CLASS C
Without         With
Sales Chg.      Sales Chg.
----------------------------
82.38%          81.38%

CLASS Y
Without         With
Sales Chg.      Sales Chg.
----------------------------
84.69%          84.69%








NOT FDIC INSURED.
NO BANK GUARANTEE.
MAY LOSE VALUE.

*      See page 12 for further details.

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
MidCap Fund


PRESIDENT'S LETTER

DEAR SHAREHOLDER,

Whenever a new year begins--let alone a new decade or century--it makes sense to pause a moment to assess where we've been and where we're going.

       In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve Board demonstrated its inflation-fighting resolve by raising interest rates three times between June and November.

       As is normal in a rising-interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of large-capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns, and overall, foreign stocks outperformed U.S. stocks in 1999.

       Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.

       We see particularly compelling opportunities outside of the U.S. market. Many foreign stocks also ended 1999 more attractively valued than large-cap U.S. stocks, and economic trends in overseas markets could lead to higher stock prices. In Europe, corporate restructuring has just begun, giving



                           1 OPPENHEIMER MIDCAP FUND

PRESIDENT'S LETTER

companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed 10 years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.

       Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar. Clearly, while the Internet is here to stay, not all "dot-com" companies will survive, and many of these high-flying Internet stocks will eventually--and perhaps very suddenly--return to more reasonable levels. The long-term winners are most likely to be companies that support the Internet's growth with content or infrastructure.

       What else is in store for investors in 2000? While we do not have an infallible crystal ball, we believe that in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risks and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds The Right Way to Invest in 2000 and beyond.


Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill

November 19, 1999


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow.



                           2 OPPENHEIMER MIDCAP FUND

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
John Doney
Bruce Bartlett
(Portfolio Manager)

AN INTERVIEW WITH YOUR FUND'S MANAGER

HOW DID THE FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED OCTOBER 31,
1999?

A. We are very pleased with Oppenheimer MidCap Fund's performance. During the past year, the Fund not only showed strong growth in net asset value, it also significantly outperformed its benchmarks, the S&P MidCap 400 Index and the Lipper Mid-Cap Fund Index.

       For the one-year period ending October 31, 1999, the Fund's Class A shares produced an average annual total return, without sales charges, of 83.79%.(1) For the same period, the S&P MidCap 400 Index generated a return of 21.07% while the Lipper Mid-Cap Fund Index produced a return of 35.89%.(2)

TO WHAT DO YOU ATTRIBUTE THE FUND'S SUCCESS?

Throughout the past period, U.S. economic growth remained robust. However, the possibility that growth might slow in the face of global economic turmoil and rising domestic interest rates fueled widespread economic uncertainty. In such an environment, the market tends to reward companies that appear most likely to deliver strong and sustainable growth. These are precisely the kinds of companies our stock selection process is designed to identify.



1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. The performance of the indices reflects the reinvestment of dividends, but does not consider the effect of transaction costs.



                           3 OPPENHEIMER MIDCAP FUND

"OUR GOAL IS TO IDENTIFY TOMORROW'S BUSINESS GIANTS TODAY, AND TO ENABLE OUR INVESTORS TO SHARE IN [THAT] FINANCIAL SUCCESS."

AN INTERVIEW WITH YOUR FUND'S MANAGER

WHY FOCUS ON MID-CAP GROWTH COMPANIES?

The mid-cap universe offers a wealth of investment opportunities that are likely to perform well in a wide range of market conditions. That's because many mid-cap companies exhibit the rapid growth characteristics usually associated with successful smaller companies, while having matured beyond the risky start-up phase. In other words, investing in attractive mid-cap companies offers the best of both worlds, with the established business models and proven management track records of larger-cap companies and the sustainably high growth rates of emerging enterprises.

       Our goal is to take advantage of such opportunities by investing only in mid-cap companies that exhibit particularly strong growth characteristics, such as accelerating revenue increases. We then continue to hold those investments as long as the company shows strong growth. As a result, our portfolio may include companies that have grown into large-cap enterprises since we acquired their stock. However, the Fund's average market cap of approximately $3.6 billion remains in the mid-cap range.




                           4 OPPENHEIMER MIDCAP FUND

"WE FOUND MANY OF OUR MOST COMPELLING GROWTH OPPORTUNITIES IN THE AREAS OF PHOTONICS AND OPTICAL NETWORKING."


WHAT SPECIFIC TYPES OF COMPANIES DID YOU FIND MOST ATTRACTIVE?

Technology was our single largest area of investment, growing from approximately 34% of the Fund's common stock holdings at the beginning of the period to approximately 50% by the end of the period. We found many of our most compelling growth opportunities in the areas of photonics and optical networking. By the end of the period, more than 10% of the portfolio was invested in such companies, including JDS Uniphase Corp. (JDSU) and Harmonic, Inc. (HLIT). JDSU is one of the nation's leading providers of equipment for the fiberoptic communications market. This large-cap company resulted from the summer 1999 merger of two of the Fund's mid-cap holdings, JDS Fitel, Inc., and Uniphase Corp. The newly merged company continued to meet our growth criteria, and so remained one of the Fund's largest--and most successful--holdings. HLIT, a company with a market capitalization of approximately $2.2 billion, makes fiberoptic systems for cable, wireless and satellite networks. We believe its high price/earnings and price/book ratios (two important measures of relative value) are more than justified by the company's rapid and accelerating rate of revenue growth: over 28% for the last three years, and close to 100% during the first six months of 1999. That revenue growth resulted in rapid appreciation of the company's stock: more than 300% in the last six months of the period.



                           5 OPPENHEIMER MIDCAP FUND

AVERAGE ANNUAL
TOTAL RETURNS
For the Periods Ended 9/30/99(3)

Class A              Since
1-Year               Inception
-----------------------------------
63.95%               34.62%

Class B              Since
1-Year               Inception
-----------------------------------
67.91%               36.40%

Class C              Since
1-Year               Inception
-----------------------------------
71.56%               38.00%

Class Y              Since
1-Year               Inception
-----------------------------------
74.81%               39.71%


AN INTERVIEW WITH YOUR FUND'S MANAGER

In the specialty retail area, we invested in a number of attractive companies that benefited from robust demand for high-end consumer products. Other holdings in this sector, such as Best Buy Co., Inc. (BBY), have profited handsomely from rapid growth in the market for digital appliances such as cameras, DVD players and high definition TV. BBY is a $12 billion company with a price/earnings ratio of approximately 45 and a price/book ratio of approximately 10, both of which exceed market averages. Its accelerating rates of revenue growth (over 11% for 3 years and 20% for one year) and earnings growth (approximately 57% for three years and 106% for one year) led to a tripling of the stock price during the period.

DID YOU REDUCE INVESTMENTS IN ANY AREAS?

We trimmed our holdings in the healthcare sector, with the exception of the high-growth biotechnology area. We also eliminated our financial sector holdings, since financial companies failed to meet our criteria for revenue and earnings growth. We also sold positions in various other companies that were beginning to exhibit slower revenue growth. Although a company may temporarily compensate for lower revenues by curbing spending or increasing productivity, over the long term we believe that a decline in a company's rate of revenue growth indicates a likelihood of slower earnings growth and a lower stock price. Accordingly, we eliminated our positions in the solid waste industry and in a major provider of corporate management services.



3. See page 12 for further details.


                           6 OPPENHEIMER MIDCAP FUND

SECTOR ALLOCATION(4)
[PIE CHART]

-    Technology            50.0%
-    Consumer
     Cyclicals             19.5
-    Consumer
     Staples               13.6
-    Capital Goods          6.8
-    Communication
     Services               5.8
-    Healthcare             3.7
-    Utilities              0.6

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

We remain enthusiastic about the potential for the mid-cap companies in which we invest. Many of today's largest and most successful companies were mid-cap enterprises just a few years ago. We believe that such exceptional growth opportunities continue to exist. Our goal is to identify tomorrow's business giants today, and to enable our investors to share in the financial success that long-term investments in great companies can produce. It is our commitment to mid-cap growth investing and our disciplined strategy that makes Oppenheimer MidCap Fund part of The Right Way to Invest.



TOP 10 STOCK HOLDINGS(4)
-------------------------------------------------------------------------------
JDS Uniphase Corp.                                                     6.9%
-------------------------------------------------------------------------------
Tandy Corp.                                                            5.1
-------------------------------------------------------------------------------
SDL, Inc.                                                              5.1
-------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                                           4.4
-------------------------------------------------------------------------------
QLogic Corp.                                                           4.4
-------------------------------------------------------------------------------
Vitesse Semiconductor Corp.                                            4.2
-------------------------------------------------------------------------------
E-Tek Dynamics, Inc.                                                   3.9
-------------------------------------------------------------------------------
Tiffany & Co.                                                          3.9
-------------------------------------------------------------------------------
Harmonic, Inc.                                                         3.6
-------------------------------------------------------------------------------
Veritas Software Corp.                                                 3.6

TOP 5 INDUSTRIES(4)
-------------------------------------------------------------------------------
Electronics                                                           29.2%
-------------------------------------------------------------------------------
Retail: Specialty                                                     16.5
-------------------------------------------------------------------------------
Computer Software                                                      7.8
-------------------------------------------------------------------------------
Broadcasting                                                           6.2
-------------------------------------------------------------------------------
Communications Equipment                                               6.1


4. Portfolio is subject to change. Percentages are as of October 31, 1999, and are based on total market value of common stocks.



                           7 OPPENHEIMER MIDCAP FUND

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED?

Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended October 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. The fiscal year that ended October 31, 1999, was marked by persistent concerns regarding the sustainability of U.S. economic growth. These conditions favored the stocks of companies most likely to deliver sustained growth in the face of a slowdown. Since these are precisely the types of companies the Fund targets, performance proved strong throughout the period. We also benefited from the intrinsic characteristics of fast-growing, well-established mid-cap companies, which combine high growth potential with proven business models. Our largest areas of investment were technology and specialty retail, both of which contributed strongly to the Fund's success. At the same time, we trimmed healthcare holdings, eliminated financial industry holdings, and sold other holdings that evidenced slowing revenue growth. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until October 31, 1999. Performance is measured from the inception of all the classes on December 1, 1997. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.



                           8 OPPENHEIMER MIDCAP FUND

The Fund's performance is compared to that of the S&P MidCap 400 Index. The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size liquidity, and industry group representation. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.



                           9 OPPENHEIMER MIDCAP FUND

FUND PERFORMANCE

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer MidCap Fund (Class A)
and S&P MidCap 400 Index

[THE FOLLOWING TABLE WAS ORIGINALLY A LINE GRAPH IN THE PRINTED MATERIALS.]

  Date          Oppenheimer MidCap Fund Class A      S&P MidCap 400 Index
12/1/97                   $ 9,425                         $10,000
10/31/98                   10,207                          10,515
10/31/99                   18,760                          12,731

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 10/31/99(1)

1-YEAR   73.22%     LIFE    38.85%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer MidCap Fund (Class B)
and S&P MidCap 400 Index

[THE FOLLOWING TABLE WAS ORIGINALLY A LINE GRAPH IN THE PRINTED MATERIALS.]

  Date          Oppenheimer MidCap Fund Class B      S&P MidCap 400 Index
12/1/97                    $10,000                        $10,000
10/31/98                    10,770                         10,515
10/31/99                    19,244                         12,731

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 10/31/99(1)

1-YEAR   77.40%     LIFE    40.71%

1.     See page 12 for further details.




                          10 OPPENHEIMER MIDCAP FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer MidCap Fund (Class C)
and S&P MidCap 400 Index

[THE FOLLOWING TABLE WAS ORIGINALLY A LINE GRAPH IN THE PRINTED MATERIALS.]

  Date          Oppenheimer MidCap Fund Class C      S&P MidCap 400 Index
12/1/97                    $10,000                        $10,000
10/31/98                    10,760                         10,515
10/31/99                    19,624                         12,731


AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 10/31/99(1)

1-YEAR    81.38%    LIFE    42.16%


CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer MidCap Fund (Class Y)
and S&P MidCap 400 Index

[THE FOLLOWING TABLE WAS ORIGINALLY A LINE GRAPH IN THE PRINTED MATERIALS.]

  Date          Oppenheimer MidCap Fund Class Y      S&P MidCap 400 Index
12/1/97                    $10,000                        $10,000
10/31/98                    10,880                         10,515
10/31/99                    20,095                         12,731

AVERAGE ANNUAL TOTAL RETURN OF CLASS Y SHARES OF THE FUND AT 10/31/99(1)

1-YEAR   84.69%     LIFE    43.92%


The performance information for S&P MidCap 400 Index in the graphs begins on 11/30/97.

Past performance is not predictive of future performance.

                          11 OPPENHEIMER MIDCAP FUND

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

CLASS A. The inception date of the Fund was 12/1/97. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.

CLASS B shares of the Fund were first publicly offered on 12/1/97. The average annual total returns are shown net of the applicable contingent deferred sales charges of 5% (1-year) and 4% (since inception). The ending account value shown in the graph is net of the applicable 4% contingent deferred sales charge. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 12/1/97.
The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 12/1/97.
Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different performance calculations is in the Fund's prospectus.


                          12 OPPENHEIMER MIDCAP FUND

-------------------------------------------------
                                   FINANCIALS





                          13 OPPENHEIMER MIDCAP FUND

STATEMENT OF INVESTMENTS  October 31, 1999

                                                                                                    MARKET VALUE
                                                                                     SHARES           SEE NOTE 1
===================================================================================================================
COMMON STOCKS--78.5%
-------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--5.4%
-------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--3.1%
E-Tek Dynamics, Inc.(1)                                                             144,000          $ 9,594,000
-------------------------------------------------------------------------------------------------------------------
MANUFACTURING--2.3%
Optical Coating Laboratory, Inc.                                                     66,000            7,053,750
-------------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES--4.6%
-------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: LONG DISTANCE--4.6%
Audiocodes Ltd.(1)                                                                   31,200            1,887,600
-------------------------------------------------------------------------------------------------------------------
Broadcom Corp., Cl. A(1)                                                             15,000            1,917,187
-------------------------------------------------------------------------------------------------------------------
Brocade Communications Systems, Inc.(1)                                              11,400            3,066,600
-------------------------------------------------------------------------------------------------------------------
Copper Mountain Networks, Inc.(1)                                                    11,100              818,625
-------------------------------------------------------------------------------------------------------------------
Exodus Communications, Inc.(1)                                                       48,000            4,128,000
-------------------------------------------------------------------------------------------------------------------
Global Crossing Ltd.(1)                                                              32,749            1,133,934
-------------------------------------------------------------------------------------------------------------------
Global TeleSystems Group, Inc.(1)                                                    56,000            1,340,500
                                                                                                     --------------
                                                                                                      14,292,446


-------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--15.3%
-------------------------------------------------------------------------------------------------------------------
CONSUMER SERVICES--2.4%
Young & Rubicam, Inc.                                                               161,800            7,402,350
-------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--12.9%
Abercrombie & Fitch Co., Cl. A(1)                                                    77,000            2,098,250
-------------------------------------------------------------------------------------------------------------------
Ann Taylor Stores Corp.(1)                                                           53,000            2,255,812
-------------------------------------------------------------------------------------------------------------------
Best Buy Co., Inc.(1)                                                                96,000            5,334,000
-------------------------------------------------------------------------------------------------------------------
Circuit City Stores--Circuit City Group                                             110,000            4,695,625
-------------------------------------------------------------------------------------------------------------------
Linens 'N Things, Inc.(1)                                                            99,000            3,935,250
-------------------------------------------------------------------------------------------------------------------
Tandy Corp.                                                                         200,000           12,587,500
-------------------------------------------------------------------------------------------------------------------
Tiffany & Co.                                                                       160,600            9,555,700
                                                                                                     --------------
                                                                                                      40,462,137


-------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--10.6%
-------------------------------------------------------------------------------------------------------------------
BROADCASTING--4.8%
Hispanic Broadcasting Corp.(1)                                                       60,000            4,860,000
-------------------------------------------------------------------------------------------------------------------
Spanish Broadcasting System, Inc., Cl. A(1)                                          59,000            1,570,875
-------------------------------------------------------------------------------------------------------------------
Univision Communications, Inc., Cl. A(1)                                            102,100            8,684,881
                                                                                                     --------------
                                                                                                      15,115,756


                          14 OPPENHEIMER MIDCAP FUND

                                                                                                     MARKET VALUE
                                                                                      SHARES           SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
 ENTERTAINMENT--4.7%
 Royal Caribbean Cruises Ltd.                                                        205,000          $10,877,812
-------------------------------------------------------------------------------------------------------------------
 SFX Entertainment, Inc., Cl. A(1)                                                   112,250            3,921,734
                                                                                                      -------------
                                                                                                       14,799,546


-------------------------------------------------------------------------------------------------------------------
 HOUSEHOLD GOODS--1.1%
 Dial Corp. (The)                                                                    152,500            3,564,687
-------------------------------------------------------------------------------------------------------------------
 HEALTHCARE--2.9%
-------------------------------------------------------------------------------------------------------------------
 HEALTHCARE/DRUGS--2.9%
 Biogen, Inc.(1)                                                                      94,000            6,967,750
-------------------------------------------------------------------------------------------------------------------
 Genentech, Inc.(1)                                                                    5,600              816,200
-------------------------------------------------------------------------------------------------------------------
 IDEC Pharmaceuticals Corp.(1)                                                        11,000            1,278,062
                                                                                                      -------------
                                                                                                        9,062,012


-------------------------------------------------------------------------------------------------------------------
 TECHNOLOGY--39.2%
-------------------------------------------------------------------------------------------------------------------
 COMPUTER HARDWARE--4.5%
 Antec Corp.(1)                                                                      162,200            7,866,700
-------------------------------------------------------------------------------------------------------------------
 Juniper Networks, Inc.(1)                                                             2,700              744,187
-------------------------------------------------------------------------------------------------------------------
 Lexmark International Group, Inc., Cl. A(1)                                          72,000            5,620,500
                                                                                                      -------------
                                                                                                       14,231,387


-------------------------------------------------------------------------------------------------------------------
 COMPUTER SERVICES--0.9%
 eToys, Inc.(1)                                                                       11,000              657,250
-------------------------------------------------------------------------------------------------------------------
 Foundry Networks, Inc.(1)                                                             3,200              606,400
-------------------------------------------------------------------------------------------------------------------
 High Speed Access Corp.(1)                                                           10,000              263,125
-------------------------------------------------------------------------------------------------------------------
 N2H2, Inc.(1)                                                                        67,500              599,063
-------------------------------------------------------------------------------------------------------------------
 NextCard, Inc.(1)                                                                    12,200              380,488
-------------------------------------------------------------------------------------------------------------------
 Smith-Gardner & Associates, Inc.(1)                                                  29,300              282,013
                                                                                                      -------------
                                                                                                        2,788,339


-------------------------------------------------------------------------------------------------------------------
 COMPUTER SOFTWARE--6.1%
 Akamai Technologies, Inc.(1)                                                          3,400              493,638
-------------------------------------------------------------------------------------------------------------------
 Alteon Websystems, Inc.(1)                                                            2,400              172,200
-------------------------------------------------------------------------------------------------------------------
 Citrix Systems, Inc.(1)                                                              94,000            6,027,750
-------------------------------------------------------------------------------------------------------------------
 Sapient Corp.(1)                                                                     24,500            3,132,938
-------------------------------------------------------------------------------------------------------------------
 Telemate.Net Software, Inc.(1)                                                       40,300              513,825
-------------------------------------------------------------------------------------------------------------------
 Veritas Software Corp.(1)                                                            82,000            8,845,750
                                                                                                      -------------
                                                                                                       19,186,101



                          15 OPPENHEIMER MIDCAP FUND

STATEMENT OF INVESTMENTS  Continued


                                                                                                     MARKET VALUE
                                                                                      SHARES           SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--4.8%
 Harmonic, Inc.(1)                                                                   150,000         $  8,906,250
-------------------------------------------------------------------------------------------------------------------
 Scientific-Atlanta, Inc.                                                            105,000            6,011,250
                                                                                                     --------------
                                                                                                       14,917,500


-------------------------------------------------------------------------------------------------------------------
 ELECTRONICS--22.9%
 Gemstar International Group Ltd.(1)                                                  75,000            6,515,625
-------------------------------------------------------------------------------------------------------------------
 Intel Corp.                                                                          12,900              998,944
-------------------------------------------------------------------------------------------------------------------
 JDS Uniphase Corp.(1)                                                               101,708           16,972,523
-------------------------------------------------------------------------------------------------------------------
 LSI Logic Corp.(1)                                                                  149,300            7,940,894
-------------------------------------------------------------------------------------------------------------------
 QLogic Corp.(1)                                                                     103,000           10,724,875
-------------------------------------------------------------------------------------------------------------------
 SDL, Inc.(1)                                                                        102,000           12,577,875
-------------------------------------------------------------------------------------------------------------------
 Vitesse Semiconductor Corp.(1)                                                      225,000           10,321,875
-------------------------------------------------------------------------------------------------------------------
 Waters Corp.(1)                                                                     107,500            5,710,938
                                                                                                     --------------
                                                                                                       71,763,549


-------------------------------------------------------------------------------------------------------------------
 UTILITIES--0.5%
-------------------------------------------------------------------------------------------------------------------
 ELECTRIC UTILITIES--0.5%
 Calpine Corp.(1)                                                                     26,200            1,509,775
                                                                                                     --------------
 Total Common Stocks (Cost $179,945,947)                                                              245,743,335

                                                                                        FACE
                                                                                      AMOUNT
===================================================================================================================
 REPURCHASE AGREEMENTS--21.0%
 Repurchase agreement with First Chicago Capital Markets, 5.20%
 dated 10/29/99, to be repurchased at $65,628,427 on 11/1/99, collateralized by U.S. Treasury Nts., 4.875%-8%, 7/31/00-11/15/28,
 with a value of $35,207,940 and U.S. Treasury Bonds, 7.125%-11.75%,
 2/15/01-2/15/23, with a value of $31,751,491 (Cost $65,600,000)                 $65,600,000           65,600,000
-------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $245,545,947)                                        99.5%         311,343,335
-------------------------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                                         0.5            1,630,247
                                                                                 ----------------------------------
 NET ASSETS                                                                            100.0%        $312,973,582
                                                                                 ==================================


1. Non-income-producing security.

See accompanying Notes to Financial Statements.

                          16 OPPENHEIMER MIDCAP FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 1999

===================================================================================================================
 ASSETS

 Investments, at value (including repurchase agreements of $65,600,000)
 (cost $245,545,947)--see accompanying statement                                                     $311,343,335
-------------------------------------------------------------------------------------------------------------------
 Cash                                                                                                      51,788
-------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                                                     4,879,094
 Investments sold                                                                                       3,441,491
 Interest and dividends                                                                                    36,552
 Other                                                                                                      2,027
                                                                                                     --------------
 Total assets                                                                                         319,754,287

===================================================================================================================
 LIABILITIES

 Payables and other liabilities:
 Investments purchased                                                                                  6,199,506
 Shares of beneficial interest redeemed                                                                   369,876
 Transfer and shareholder servicing agent fees                                                             37,399
 Distribution and service plan fees                                                                        50,553
 Trustees' compensation                                                                                     7,198
 Other                                                                                                    116,173
                                                                                                     --------------
 Total liabilities                                                                                      6,780,705

===================================================================================================================
 NET ASSETS                                                                                          $312,973,582
                                                                                                     ==============

===================================================================================================================
 COMPOSITION OF NET ASSETS

 Paid-in capital                                                                                     $253,629,991
-------------------------------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                                     (6,808)
-------------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and
 foreign currency transactions                                                                         (6,446,989)
-------------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                                            65,797,388
                                                                                                     --------------
 Net assets                                                                                          $312,973,582
                                                                                                     ==============

                          17 OPPENHEIMER MIDCAP FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

===================================================================================================================
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $167,878,790 and 8,445,003 shares of beneficial interest outstanding)                                     $19.88
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                                               $21.09
-------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $118,611,241
 and 6,045,877 shares of beneficial interest outstanding)                                                  $19.62
-------------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $26,481,544
 and 1,351,117 shares of beneficial interest outstanding)                                                  $19.60
-------------------------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on
 net assets of $2,007 and 100 shares of beneficial interest outstanding)                                   $20.07



See accompanying Notes to Financial Statements.



                          18 OPPENHEIMER MIDCAP FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 1999

===================================================================================================================
 INVESTMENT INCOME

 Interest                                                                                             $   796,212
-------------------------------------------------------------------------------------------------------------------
 Dividends                                                                                                203,711
                                                                                                      -------------
 Total income                                                                                             999,923

===================================================================================================================
 EXPENSES

 Management fees                                                                                          817,885
-------------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                                  137,881
 Class B                                                                                                  401,529
 Class C                                                                                                   90,027
-------------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                            239,989
-------------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                      105,452
-------------------------------------------------------------------------------------------------------------------
 Registration and filing fees                                                                              63,137
-------------------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                                    17,946
-------------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                                6,719
-------------------------------------------------------------------------------------------------------------------
 Other                                                                                                     38,696
                                                                                                      -------------
 Total expenses                                                                                         1,919,261
 Less expenses paid indirectly                                                                             (4,419)
                                                                                                      -------------
 Net expenses                                                                                           1,914,842

===================================================================================================================
 NET INVESTMENT LOSS                                                                                     (914,919)

===================================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments                                                                                           (3,700,393)
 Closing of futures contracts                                                                             102,975
 Foreign currency transactions                                                                              1,474
                                                                                                      -------------
 Net realized loss                                                                                     (3,595,944)

-------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on investments                                  65,603,264
                                                                                                      -------------
 Net realized and unrealized gain                                                                      62,007,320

===================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $61,092,401
                                                                                                      =============


See accompanying Notes to Financial Statements.



                          19 OPPENHEIMER MIDCAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR              PERIOD
                                                                                        ENDED               ENDED
                                                                                  OCTOBER 31,         OCTOBER 31,
                                                                                         1999             1998(1)
===================================================================================================================
 OPERATIONS

 Net investment loss                                                             $   (914,919)        $   (68,156)
-------------------------------------------------------------------------------------------------------------------
 Net realized loss                                                                 (3,595,944)         (2,757,709)
-------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                             65,603,264             194,124
                                                                                 ----------------------------------
 Net increase (decrease) in net assets resulting from operations                   61,092,401          (2,631,741)

===================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Distributions in excess of net realized gain:
 Class A                                                                              (23,126)                 --
 Class B                                                                              (13,593)                 --
 Class C                                                                               (4,026)                 --

===================================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                          119,533,021          15,972,120
 Class B                                                                           88,747,417           8,617,664
 Class C                                                                           18,791,983           2,890,462
 Class Y                                                                                   --               1,000

===================================================================================================================
 NET ASSETS

 Total increase                                                                   288,124,077          24,849,505
-------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                               24,849,505                  --
                                                                                 ----------------------------------
 End of period (including overdistributed net investment
 income of $6,808 for the period ended October 31, 1999)                         $312,973,582         $24,849,505
                                                                                 ==================================


1. For the period from December 1, 1997 (commencement of operations) to October 1, 1998.

See accompanying Notes to Financial Statements.



                          20 OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS

                                                                 CLASS A                                 CLASS B
                                                                    YEAR                                    YEAR
                                                                   ENDED                                   ENDED
                                                             OCTOBER 31,                             OCTOBER 31,
                                                      1999       1998(1)                      1999       1998(1)
====================================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period               $10.83        $10.00                    $10.77        $10.00
--------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                         (.04)         (.02)                     (.07)         (.05)
 Net realized and unrealized gain                     9.11           .85                      8.94           .82
                                                    ----------------------------------------------------------------
 Total income from investment operations              9.07           .83                      8.87           .77
--------------------------------------------------------------------------------------------------------------------
 Distributions to shareholders:
 Distributions in excess of net realized gain         (.02)           --                      (.02)           --
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $19.88        $10.83                    $19.62        $10.77
                                                    ================================================================

--------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                 83.79%         8.30%                    82.40%         7.70%

====================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)         $167,879       $14,607                  $118,611        $7,654
--------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $ 60,644       $ 7,185                  $ 40,455        $3,521
--------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                        (0.49)%       (0.33)%                   (1.25)%       (1.06)%
 Expenses                                             1.40%         1.59%(4)                  2.16%         2.35%(4)
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                             61%          117%                       61%          117%


1. For the period from December 1, 1997 (commencement of operations) to October 31, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $222,751,365 and $59,330,540, respectively.

See accompanying Notes to Financial Statements.



                          21 OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS  Continued

                                                                 CLASS C                                 CLASS Y
                                                                    YEAR                                    YEAR
                                                                   ENDED                                   ENDED
                                                             OCTOBER 31,                             OCTOBER 31,
                                                      1999       1998(1)                       1999      1998(1)
====================================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period               $10.76        $10.00                     $10.88       $10.00
--------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                         (.06)         (.05)                      (.01)         .01
 Net realized and unrealized gain                     8.92           .81                       9.22          .87
                                                    ----------------------------------------------------------------
 Total income from investment operations              8.86           .76                       9.21          .88
--------------------------------------------------------------------------------------------------------------------
 Distributions to shareholders:
 Distributions in excess of net realized gain         (.02)           --                       (.02)          --
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $19.60        $10.76                     $20.07       $10.88
                                                    ================================================================

====================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                 82.38%         7.60%                     84.69%        8.80%

====================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)          $26,482        $2,587                         $2           $1
--------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $ 9,066        $1,271                         $2           $1
--------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                        (1.26)%       (1.07)%                    (0.06)%       0.05%
 Expenses                                             2.16%         2.35%(4)                   1.03%        1.09%(4)
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                             61%          117%                        61%         117%


1. For the period from December 1, 1997 (commencement of operations) to October 31, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $222,751,365 and $59,330,540, respectively.

See accompanying Notes to Financial Statements.



                          22 OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer MidCap Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.



                          23 OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required. As of October 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $6,310,000, which expires between 2006 and 2007.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each Trustee during the years of service. During the year ended October 31, 1999, a provision of $6,808 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $6,808 as of October 31, 1999.
       The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


                          24 OPPENHEIMER MIDCAP FUND

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
       The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1999, amounts have been reclassified to reflect a decrease in paid-in capital of $911,479, a decrease in overdistributed net investment income of $908,111, and a decrease in accumulated net realized loss on investments of $3,368.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                          25 OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS Continued


================================================================================
2. SHARES OF BENEFICIAL INTEREST

 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                              YEAR ENDED OCTOBER 31, 1999           PERIOD ENDED OCTOBER 31, 1998(1)
                                               SHARES              AMOUNT              SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------------------

 CLASS A
 Sold                                       8,300,323        $138,625,655          1,814,456         $21,297,357
 Dividends and/or
 distributions reinvested                       1,765              21,575                 --                  --
 Redeemed                                  (1,206,313)        (19,114,209)          (465,228)         (5,325,237)
                                           -------------------------------------------------------------------------
 Net increase                               7,095,775        $119,533,021          1,349,228         $15,972,120
                                           =========================================================================
--------------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                       6,071,612        $100,987,612          1,028,170         $12,132,431
 Dividends and/or
 distributions reinvested                       1,088              13,216                 --                  --
 Redeemed                                    (737,801)        (12,253,411)          (317,192)         (3,514,767)
                                           -------------------------------------------------------------------------
 Net increase                               5,334,899        $ 88,747,417            710,978         $ 8,617,664
                                           =========================================================================
--------------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                       1,337,614        $ 22,505,897            332,549         $ 3,888,969
 Dividends and/or
 distributions reinvested                         315               3,822                 --                  --
 Redeemed                                    (227,345)         (3,717,736)           (92,016)           (998,507)
                                           -------------------------------------------------------------------------
 Net increase                               1,110,584        $ 18,791,983            240,533         $ 2,890,462
                                           =========================================================================
--------------------------------------------------------------------------------------------------------------------
 CLASS Y
 Sold                                              --        $         --                100         $     1,000
 Dividends and/or
 distributions reinvested                          --                  --                 --                  --
 Redeemed                                          --                  --                 --                  --
                                           -------------------------------------------------------------------------
 Net increase                                      --        $         --                100         $     1,000
                                           =========================================================================


1. For the period from December 1, 1997 (commencement of operations) to October 31, 1998.

================================================================================
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of October 31, 1999, net unrealized appreciation on securities of $65,797,388 was composed of gross appreciation of $69,208,630, and gross depreciation of $3,411,242.



                          26 OPPENHEIMER MIDCAP FUND

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The Fund's management fee for the year ended October 31, 1999, was 0.74% of the average annual net assets for each class of shares.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                    AGGREGATE         CLASS A       COMMISSIONS      COMMISSIONS      COMMISSIONS
                                    FRONT-END       FRONT-END        ON CLASS A       ON CLASS B       ON CLASS C
                                SALES CHARGES   SALES CHARGES            SHARES           SHARES           SHARES
                                   ON CLASS A     RETAINED BY       ADVANCED BY      ADVANCED BY      ADVANCED BY
 YEAR ENDED                            SHARES     DISTRIBUTOR     DISTRIBUTOR(1)   DISTRIBUTOR(1)    DISTRIBUTOR(1)
--------------------------------------------------------------------------------------------------------------------
 October 31, 1999                  $1,197,997        $346,132           $88,165       $2,031,676         $127,146

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                      CLASS A                           CLASS B                           CLASS C
                          CONTINGENT DEFERRED               CONTINGENT DEFERRED               CONTINGENT DEFERRED
                                SALES CHARGES                     SALES CHARGES                     SALES CHARGES
 YEAR ENDED           RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR
--------------------------------------------------------------------------------------------------------------------
 October 31, 1999                         $--                           $60,374                            $2,899


       The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


                          27 OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended October 31, 1999, payments under the Class A plan totaled $137,881, all of which was paid by the Distributor to recipients. That included $10,716 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
       The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
       The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended October 31, 1999, were as follows:

                                                                                DISTRIBUTOR'S       DISTRIBUTOR'S
                                                                                    AGGREGATE        UNREIMBURSED
                                                                                 UNREIMBURSED       EXPENSES AS %
                                       TOTAL PAYMENTS     AMOUNT RETAINED            EXPENSES       OF NET ASSETS
                                           UNDER PLAN      BY DISTRIBUTOR          UNDER PLAN            OF CLASS
-------------------------------------------------------------------------------------------------------------------
 Class B Plan                                $401,529            $356,457          $2,361,112                1.99%
 Class C Plan                                  90,027              60,254             215,174                0.81




                          28 OPPENHEIMER MIDCAP FUND

================================================================================
5. FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
       The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
       Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
       Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
       Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

================================================================================
6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
       The Fund had no borrowings outstanding during the year ended October 31, 1999.



                          29 OPPENHEIMER MIDCAP FUND

REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF OPPENHEIMER MIDCAP FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer MidCap Fund (the Fund) at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial presentation. We believe that our audits, which included confirmation of securities at October 31, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICEWATERHOUSECOOPERS LLP


Denver, Colorado
November 19, 1999



                          30 OPPENHEIMER MIDCAP FUND

FEDERAL INCOME TAX INFORMATION Unaudited

================================================================================
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
       Distributions of $0.0150, per share were paid to Class A, Class B and Class C shareholders, respectively, on December 16, 1998.
       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                          31 OPPENHEIMER MIDCAP FUND

OPPENHEIMER MIDCAP FUND

================================================================================
OFFICERS AND TRUSTEES         Bridget A. Macaskill, Chairman of the Board of
                                Trustees and President
                              Paul Y. Clinton, Trustee
                              Thomas W. Courtney, Trustee
                              Robert G. Galli, Trustee
                              Lacy B. Herrmann, Trustee
                              George Loft, Trustee
                              Bruce Bartlett, Vice President
                              Andrew J. Donohue, Secretary
                              Brian W. Wixted, Treasurer
                              Robert G. Zack, Assistant Secretary
                              Robert J. Bishop, Assistant Treasurer
                              Scott T. Farrar, Assistant Treasurer

================================================================================
INVESTMENT ADVISOR            OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR                   OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER      OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF                  The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT ACCOUNTANTS       PricewaterhouseCoopers LLP

================================================================================
LEGAL COUNSEL                 Mayer, Brown & Platt

                              This is a copy of a report to shareholders of Oppenheimer MidCap Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer MidCap Fund. For material information concerning the Fund, see the Prospectus.

                              SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.



                          32 OPPENHEIMER MIDCAP FUND

OPPENHEIMERFUNDS FAMILY

==================================================================================================
GLOBAL EQUITY

              Developing Markets Fund                 Global Fund
              International Small Company Fund        Quest Global Value Fund
              Europe Fund                             Global Growth & Income Fund
              International Growth Fund

==================================================================================================
EQUITY

              Stock                                   Stock & Bond
              Enterprise Fund(1)                      Main Street(R) Growth & Income Fund
              Discovery Fund                          Quest Opportunity Value Fund
              Main Street(R) Small Cap Fund           Total Return Fund
              Quest Small Cap Value Fund              Quest Balanced Value Fund
              MidCap Fund                             Capital Income Fund(2)
              Capital Appreciation Fund               Multiple Strategies Fund
              Growth Fund                             Disciplined Allocation Fund
              Disciplined Value Fund                  Convertible Securities Fund
              Quest Value Fund
              Trinity Growth Fund                     Specialty
              Trinity Core Fund                       Real Asset Fund
              Trinity Value Fund                      Gold & Special Minerals Fund

==================================================================================================
FIXED INCOME

              Taxable                                 Municipal
              International Bond Fund                 California Municipal Fund(3)
              World Bond Fund                         Main Street(R) California Municipal Fund(3)
              High Yield Fund                         Florida Municipal Fund(3)
              Champion Income Fund                    New Jersey Municipal Fund(3)
              Strategic Income Fund                   New York Municipal Fund(3)
              Bond Fund                               Pennsylvania Municipal Fund(3)
              Senior Floating Rate Fund               Municipal Bond Fund
              U.S. Government Trust                   Insured Municipal Fund
              Limited-Term Government Fund            Intermediate Municipal Fund

                                                      Rochester Division
                                                      Rochester Fund Municipals
                                                      Limited Term New York Municipal Fund
==================================================================================================
MONEY MARKET(4)

              Money Market Fund                       Cash Reserves


1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income Fund."
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guarnteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Trade Center, New York, NY 10048-0203
(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.



                          33 OPPENHEIMER MIDCAP FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

INTERNET
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WWW.OPPENHEIMERFUNDS.COM
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Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
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Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
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1.800.533.3310
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OPPENHEIMERFUNDS INFORMATION HOTLINE
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1.800.835.3104
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TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

RA0745.001.1099  December 30, 1999

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